UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

               Date of Report (Date of Earliest Event Reported):
                                October 31, 1999


                          UNIVERSAL MONEY CENTERS, INC.
                            ------------------------
            (Exact Name of Registrant as Specified in Its Charter)

          Missouri                  1-08460                431242819
     -----------------          ----------------        ---------------
(State of Incorporation)  (Commission File Number)  (IRS Employer Identification
                                                             Number)


                       6800 Squibb Road, Mission, KS 66202
            ------------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)


                                (913) 831-0255
             ----------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
             ----------------------------------------------------
         (Former name or former address, if changed since last report)










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Item 2.  Acquisitions and Dispositions

     (a) On October 31, 1999 (the "Closing Date"), Universal Money Centers,
Inc. (the "Registrant") consummated the lease with option to buy (the "Lease") of 58 automatic teller machines ("Leased ATMs") from Dana Commercial Credit Corporation ("Dana") for $464,000, plus accrued interest from the Closing Date to the date the Lease Amount is paid in full (the "Lease Amount") pursuant to the Master Lease Agreement dated as of January 18, 1999 between the Registrant and Dana, as amended by the Lease Schedule No. 4 dated as of September 30, 1999 and the Acceptance Certificate dated October 31, 1999 (collectively, the "Agreement"). The Lease Amount is to be paid in installments payable over the next 60 months in the amount of $10,224.53 per month. Interest accrues on the outstanding principal balance of the Lease Amount at 11.5% per annum. The Registrant paid Dana the first payment due November 1, 1999 from working capital. In connection with the Lease, Dana acquired the Lease ATMs from American Technology Systems, Inc. ("ATSI") for $545,200 (the "Acquisition Price") and the Registrant agreed to pay to ATSI $81,200 of the Acquisition Price pursuant to a promissory note. This amount is to be paid in two installments of $58,000 and $23,200, the first of which is due on March 10, 2000 and the second of which is due on September 10, 2000. Under the Agreement and at the end of the Lease term, the Registrant may buy the Leased ATMs from Dana for their fair market value.

     The consideration paid for the Leased ATMs was determined through arm's length negotiations between the Registrant, Dana and ATSI.

     Dana is in the business of financing the buying and reselling or leasing equipment, including automatic teller machines ("ATMs"), pursuant to capital leases. The Registrant has entered into other finance leases for ATMs with Dana, as disclosed in the Registrant's annual and quarterly reports filed with the Securities and Exchange Commission. ATSI is in the business of buying and selling computer hardware, including ATMs.

     The Registrant acquired the Leased ATMs for placement in certain Kmart stores. Under a Placement Agreement, Registrant has agreed to place, maintain and operate the Leased ATMs (along with 89 other ATMs which the Registrant does not own) in 147 Kmart retail stores located in Michigan, Minnesota, Illinois and Wisconsin. The Registrant has entered into agreements with the owners of the 89 ATMs to be placed in the Kmart stores, pursuant to which the Registrant will provide ATM management services with respect to such ATMs.

     The foregoing description of the Agreement is a summary of certain of the provisions of the Agreement. Reference is made to the copies of the Agreement which are attached hereto as Exhibits 10.1 and 10.2 and are incorporated herein by reference for all of their terms and conditions.

     (b) The Registrant believes that ATSI held the Leased ATMs for resale and that Dana holds the Leased ATMs for resale and lease. The Registrant intends to operate the Leased ATMs, and eventually purchase the Leased ATMs.


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

Item 7.  Financial Statements and Exhibits

     (a)   Financial Statements of Businesses Acquired

               None

     (b)   Pro Forma Financial Statements

               None

     (c)   Exhibits

               10.1 Lease Schedule No. 4 dated September 30, 1999 and Acceptance
                    Certificate dated October 31, 1999 by and between Universal Money Centers, Inc. and Dana Commercial Credit Corporation.

               10.2 Master  Lease  Agreement  dated  January  18,  1999  between
                    Universal Money Centers, Inc. and Dana Commercial Credit Corporation (incorporated by reference from Exhibit 10.12 of the Registrant's Annual Report on Form 10-KSB for the fiscal year ended January 31, 1999).


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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report as amended to be signed on its behalf by the undersigned hereunto duly authorized.

                                   UNIVERSAL MONEY CENTERS, INC.
                                   (Registrant)


                                   /s/ David S. Bonsal
                                   --------------------------------------------
                                   David S. Bonsal
                                   Chairman of the Board


Date:  November 15, 1999


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

                             EXHIBIT INDEX

Assigned Exhibit Number and Description of Exhibit
--------------------------------------------------


10.1 Lease Schedule No. 4 dated September 30, 1999 and Acceptance Certificate dated October 31, 1999 by and between Universal Money Centers, Inc. and Dana Commercial Credit Corporation.

10.2 Master Lease Agreement dated January 18, 1999 between Universal Money Centers, Inc. and Dana Commercial Credit Corporation (incorporated by reference from Exhibit 10.12 of the Registrant's Annual Report on Form 10-KSB for the fiscal year ended January 31, 1999).


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